Consolidated Statements of Comprehensive Income/(Loss) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Net income/(loss)	$ (1,218,237)	$ (7,798,300)	$ 2,566,678
Other comprehensive (loss)/income
Effective portion of changes in fair value of interest swap contracts	592,460	418,723	(100,268)
Total other comprehensive (loss)/income	592,460	418,723	(100,268)
Total comprehensive income/(loss)	$ (625,777)	$ (7,379,577)	$ 2,466,410